SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                           X
Filed by a Party other than the Registrant
                  Check the appropriate box:

X         Preliminary Proxy Statement                       Confidential, for
                                                            use of
                                                            the Commission
                                                            Only
                                                            (as permitted by
                                                            Rule 14a-6(e)(2))

         Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Pacific Select Fund

                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                  Payment of filing fee (Check the appropriate box):

 X       No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)      Total fee paid:

--------------------------------------------------------------------------------
         Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)      Amount previously paid:

--------------------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)      Filing Party:

--------------------------------------------------------------------------------
(4)      Date Filed:

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

                        [PACIFIC SELECT FUND LETTERHEAD]





February __, 1999

Dear Variable Contract Owner:

         The purpose of this letter and the accompanying Notice to Shareholders is to announce a Special Meeting of Shareholders of the Emerging Markets Portfolio (the "Portfolio"), a series of the Pacific Select Fund (the "Fund"). The meeting is scheduled to be held at 10:30 a.m. Pacific Time on March 19, 1999 at 700 Newport Center Drive, Newport Beach, California 92660.

         At the meeting, you will be asked to approve a new portfolio management agreement ("New Management Agreement") among the Fund (on behalf of the Portfolio), Pacific Life Insurance Company ("Pacific Life"), the Fund's investment adviser, and Blairlogie Capital Management ("Blairlogie"), the portfolio manager for the Portfolio. As described in more detail in the accompanying materials, you will be asked to approve the New Management Agreement due to a transaction affecting Blairlogie that, under applicable law, terminates the current portfolio management agreement among the Fund, Pacific Life, and Blairlogie. Following the transaction, Blairlogie will continue to serve as the portfolio manager for the Portfolio, provided shareholder approval is obtained.

         Please note that the terms of the New Management Agreement are substantially similar in all material respects to the terms of the existing portfolio management agreement. Moreover, we have been informed that the transaction should not result in any material changes in the investment philosophy, policies, or strategies of the Portfolio and that the level and quality of the services provided by Blairlogie will not change. In this connection, it is expected that the same investment professionals at Blairlogie who currently manage the Portfolio's assets will continue to do so following the transaction.

         The Trustees of the Fund have concluded that approval of the New Management Agreement is in the best interests of the Portfolio and its shareholders and recommend that shareholders vote in favor of this proposal, which is described in more detail in the enclosed Proxy Statement.

         Please take the time to read the Notice and the enclosed Proxy Statement and cast your vote. The proposal for which you are being asked to vote is important to the Portfolio, and to you as a variable contract owner having an interest in the Portfolio. We appreciate your participation and prompt response in this matter, and thank you for your continued support.


                                        Sincerely,


                                        Thomas C. Sutton
                                        President and Chairman of the
                                        Board of Trustees

                               PACIFIC SELECT FUND
                            700 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

              ----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 22, 1999

            --------------------------------------------------------

To the Shareholders of the Emerging Markets Portfolio of Pacific Select Fund:

         Notice is hereby given that a Special Meeting of Shareholders of the Emerging Markets Portfolio (the "Portfolio") of Pacific Select Fund (the "Fund") will be held at 10:30 a.m. Pacific Time, on March 19, 1999 at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

         I. To consider and vote on the approval of a new portfolio management agreement among the Fund (on behalf of the Portfolio), Pacific Life Insurance Company, and Blairlogie Capital Management, the current portfolio manager for the Portfolio.

         II. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on February 5, 1999, as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed proxy promptly, or to vote by calling 1-800-597-7836 or by accessing our website http:\\pacificlife.proxyvoting.com. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                        By Order of the Board of Trustees

                                        By:______________________________
                                           Audrey L. Milfs,
                                           Secretary

Newport Beach, California
February 22, 1999

                      -------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

                               PACIFIC SELECT FUND
                            700 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

                         SPECIAL MEETING OF SHAREHOLDERS
                        OF THE EMERGING MARKETS PORTFOLIO

                                FEBRUARY 22, 1999

                             SOLICITATION OF PROXIES

         This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Pacific Select Fund (the "Fund") for use at a Special Meeting of Shareholders of the Emerging Markets Portfolio (the "Portfolio") of the Fund to be held at 10:30 a.m. Pacific Time on March 19, 1999 at 700 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, for the purposes set forth in the accompanying Notice. The primary purpose of the meeting is for shareholders of the Portfolio to consider and approve a new portfolio management agreement ("New Management Agreement") among the Fund (on behalf of the Portfolio), Pacific Life Insurance Company
("Pacific Life"), the Fund's investment adviser, and Blairlogie Capital Management ("Blairlogie"), the Portfolio's current portfolio manager. The date of the first mailing of this proxy statement will be on or about February 22, 1999.

                                  INTRODUCTION

         Pacific Life, formerly known as Pacific Mutual Life Insurance Company, acts as investment adviser to the Portfolio under an investment advisory agreement ("Advisory Agreement") between the Fund, on behalf of the Portfolio, and Pacific Life. As permitted by the Advisory Agreement, Pacific Life may hire another advisory firm as sub-adviser or "portfolio manager" for each of the Fund's portfolios, whose fees Pacific Life (and not the Fund) pays out of its investment advisory fee. At the meeting, shareholders will be asked to consider and approve the New Management Agreement among the Fund, Pacific Life and Blairlogie. Blairlogie currently serves as the portfolio manager for the Portfolio and will continue to serve the Portfolio in an identical capacity if shareholders approve the New Management Agreement, which is attached as Exhibit A.

                                   PROPOSAL I
                APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT

         Under Proposal I, shareholders are asked to approve the New Management Agreement among the Fund (on behalf of the Portfolio), Pacific Life, and Blairlogie. Blairlogie is the current portfolio manager for the Portfolio and has served in that capacity since April 1, 1996 pursuant to a portfolio management agreement dated December 27, 1995 and amended as of January 1, 1997 ("Existing Management Agreement"). The Portfolio's shareholders last approved the Existing Management Agreement on December 17, 1996.

         In October 1998, the primary owners of Blairlogie agreed to sell their ownership interests in Blairlogie to certain subsidiaries of Alleghany Asset Management, Inc. ("Alleghany"), a wholly owned subsidiary of Alleghany Corporation. For purposes of federal securities laws, this transaction will result in a change of control of Blairlogie and a technical assignment of the Existing Management Agreement. As required by the Investment Company Act of 1940 (the "1940 Act"), as amended, the Existing Management Agreement provides for its automatic termination in the event of an assignment. Thus, shareholder approval of the New Management Agreement is necessary to permit Blairlogie to continue serving as portfolio manager after the completion of the transaction with Alleghany.

The Transaction

         PIMCO Advisors L.P. ("PIMCO Advisors"), an affiliate of Pacific Life, Blairlogie Holdings Limited ("Holdings"), a wholly-owned subsidiary of PIMCO
Advisors, and Robert Stephens, former Managing Director of Blairlogie, collectively own a 75% general partnership interest in Blairlogie. On October 24, 1998, PIMCO Advisors, Holdings, and Mr. Stephens (collectively, the "Sellers") entered into a Purchase and Sale Agreement with certain subsidiaries of Alleghany (collectively, the "Alleghany Entities") and certain other parties under which the Sellers will sell their ownership interest in Blairlogie to the Alleghany subsidiaries. In return, the Sellers will receive an aggregate payment of approximately $6.6 million, subject to certain adjustments.

         Under the Purchase and Sale Agreement, the Alleghany subsidiaries have agreed to pay all expenses incurred in soliciting proxies for the meeting, the cost of the Meeting itself, and any expenses incurred for other matters as are necessary to obtain approval of the New Management Agreement.

Effect of the Transaction

         The New Management Agreement, if approved, will not materially change the manner in which Blairlogie manages the Portfolio's assets. Specifically, the New Management Agreement will not change the Portfolio's current investment objective of seeking long-term capital growth. In addition, Blairlogie has informed the Fund that the transaction and the terms of the New Management Agreement will not result in any material changes in the investment philosophy, policies, or strategies of Blairlogie, and Blairlogie has not proposed any changes to the investment policies of the Portfolio. Thus, following the transaction, the Portfolio will continue to seek its investment objective by investing primarily in common stocks of companies domiciled in countries identified as "emerging market countries."

         Moreover, following the transaction, Blairlogie will continue to operate from its offices in Edinburgh, Scotland with the same personnel that currently provides portfolio management services to the Portfolio. Under the Purchase and Sale Agreement, certain key personnel of Blairlogie, including two of its co-founders, Chief Investment Officer James Smith and Chief Executive Officer Gavin Dobson, will be required to enter into employment agreements with Blairlogie in order to assure that investment continuity will be maintained following the transaction.

Comparison of the Existing and New Management Agreements

         The transaction also will have no substantial effect on the contractual relationship among the Fund, Pacific Life, and Blairlogie, as the terms of the New Management Agreement are substantially similar to those of the Existing Management Agreement.

         As with the Existing Management Agreement, the New Management Agreement will require Blairlogie, subject to the supervision of Pacific Life, to provide a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio, in accordance with the Portfolio's investment objective, policies, and restrictions. Blairlogie will also continue to provide investment research and analysis.

         The New Management Agreement also mirrors the terms of the Existing Management Agreement with respect to Blairlogie's liability in its capacity as portfolio manager. Under both the New and Existing Management Agreements, Blairlogie is not subject to liability for any damages, expenses, or losses to the Fund in connection with or arising out of any investment advisory services rendered to the Portfolio, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations as an investment adviser.

         As with the Existing Management Agreement, the New Management Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Pacific Life upon sixty days' written notice to Blairlogie and the Fund, by Blairlogie upon sixty days' written notice to Pacific Life and the Fund, or upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting shares of the Portfolio, upon sixty days' written notice to Blairlogie.

         During the fiscal year ended December 31, 1998 Pacific Life paid [$_____] to Blairlogie for its services as portfolio manager under the Existing Management Agreement. Had the New Management Agreement been in effect during the most recent fiscal period, Pacific Life would have paid the same amount to Blairlogie.

         If approved by shareholders of the Portfolio, the New Management Agreement will continue in effect for an initial term of two years, and will continue from year to year thereafter, subject to annual approval by the Fund's Board of Trustees as required by the 1940 Act. If shareholder approval is not obtained, the Trustees will consider appropriate action to seek advisory services for the Portfolio.

About Blairlogie

         Blairlogie is a limited partnership formed under the laws of Scotland. PIMCO Advisor and Holdings are the general partners of Blairlogie, with Holdings serving as the Managing General Partner. The address of Blairlogie and Holdings is 125 Prince Street, 4th Floor, Edinburgh EH2 4AD, Scotland. Blairlogie is a wholly owned subsidiary of PIMCO Advisors. PIMCO Advisors and its subsidiary partnerships had total assets under management of approximately $225.9 billion as of September 30, 1998.

         Blairlogie Capital Management, Ltd., the predecessor of Blairlogie, commenced operations in 1992. As of December 31, 1998, accounts managed by Blairlogie had combined assets of approximately $900 million, including the following mutual fund that has an investment objective and investment policies similar to those of the Portfolio:


         Name of Fund               Advisory Fee (as a                          Net Assets
                                    percentage of daily net assets              (As of  12/31/98)

------------------------------------- ----------------------------------- -----------------------------------
PIMCO Multi-Manager
  Series--Emerging Markets                        0.85                          $20.4 million
  Portfolio
------------------------------------- ----------------------------------- -----------------------------------


         James Smith has been the Chief Investment Officer and Managing Director of Blairlogie since 1992 and is primarily responsible for the day to day management of the Portfolio. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, with responsibility for international investment management for North American clients, and at Schroder Investment Management in London.

         Gavin R. Dobson, Chief Executive Officer and Managing Director of Blairlogie Capital Management since 1992, oversees the relationship with the Fund. He has 20 years of investment experience including the position of President and Chief Operating Officer of Murray Johnstone International in Chicago, Illinois from 1989 to 1992. Messrs. Dobson and Smith are two of Blairlogie's co-founders and the business addresses of both are at Blairlogie.

         In connection with the transaction with Alleghany, Messrs. Dobson and Smith will enter into employment agreements with Blairlogie. By virtue of employment compensation they will receive from such agreements, each of Messrs. Smith and Dobson may be deemed to have a substantial interest in shareholder approval of Proposal I.


About Alleghany

         Alleghany is a wholly owned subsidiary of Alleghany Corporation. Through its investment advisory affiliates, Alleghany manages assets for institutional and private clients and also advises for nine mutual funds.


Other Considerations

         Alleghany, Blairlogie, and Pacific Life have advised the Fund's Board of Trustees that they intend to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company for which the adviser provides advisory services must not be "interested persons" of the investment adviser or its predecessor adviser. Accordingly, for the three-year period following the completion of the transaction, the Fund will ensure that 75% or more of the Fund's trustees are not "interested persons" of Blairlogie or Pacific Life.

         Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the transaction.

Board of Trustees Recommendation

         On November 12, 1998, the Fund's Board of Trustees, including the Trustees who are not interested persons of the Fund, Pacific Life, or Blairlogie, unanimously voted to approve the New Management Agreement and to recommend its approval to the Portfolio's shareholders. In determining to do so, the Trustees considered various matters and materials provided by Alleghany, Blairlogie, and Pacific Life. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's shareholders would be served if Blairlogie continued to serve as portfolio manager. Factors considered by the Trustees included, among other things: (1) the nature and quality of the services provided by Blairlogie, which are not expected to be negatively impacted as a result of the proposed transaction; (2) Blairlogie's investment and research personnel, as well as existing and anticipated institutional resources, (3) the reasonableness of the compensation to be paid to Blairlogie by Pacific Life for services provided by Blairlogie in light of the Portfolio's emerging market focus; (4) the fact that Blairlogie would continue to serve in a substantially identical manner under the New Management Agreement with no increase in the total operating expenses for the Portfolio; and (5) the terms of the proposed transaction and the absence of any anticipated negative impact on Blairlogie's ability to provide management services to the Portfolio.

         ACCORDINGLY, THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW MANAGEMENT AGREEMENT, UNANIMOUSLY RECOMMEND THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT AMONG PACIFIC LIFE, THE FUND, AND BLAIRLOGIE.


                                  OTHER MATTERS

         The Trustees know of no other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

                               VOTING INFORMATION

         Approval of Proposal I requires a vote of 67% or more of the shares of the Emerging Markets Portfolio that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less.

         As of the close of business on February 5, 1999, the Record Date, there were [______] outstanding shares of the Portfolio. As of the Record Date, Pacific Life, through its separate accounts, owned all of the outstanding shares of the Portfolio. Shares of the Portfolio have equal rights and privileges with all other shares of the Portfolio and entitle their holders to one vote per share, with proportional voting for fractional shares.

         Pacific Life will vote shares of the Portfolio held by each of its separate accounts that is registered as an investment company in accordance with instructions received from investors having contract value therein. Pacific Life also will vote shares of the Portfolio held in each such separate account for which it has not received instructions in the same proportion as it votes shares held by that separate account for which it has received instructions from investors. Pacific Life will vote shares of the Portfolio held by unregistered separate accounts in the manner described in the applicable offering documents. Investors permitted to give instructions, and the number of shares for which such instructions may be given to be voted at the meeting and any adjournment thereof, will be determined as of the Record Date.

         Shares held by shareholders present in person or represented by proxy at the meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the Notice.

         A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the meeting and voting in person. However, attendance at the meeting, by itself, will not serve to revoke a proxy. An abstention on any proposal by a shareholder will be counted for purposes of establishing quorum, but has the same effect as a negative vote.

         In the event that a sufficient number of votes to approve the proposal is not received, Pacific Life may propose one or more adjournments of the meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the meeting.

         Investors may vote by proxy in three separate ways: (1) by completing and mailing the enclosed proxy card; (2) by calling 1-800-597-7836 or (3) by accessing the Fund's website at http:\\pacificlife.proxyvoting.com. In all cases where an investor elects to vote either telephonically or electronically, the investor will be prompted to provide a control number which will appear on the proxy card. If the control number is correctly entered, the investor will be provided with an explanation of the process and a recitation of the proposals listed on the proxy card. The investor will then have the opportunity to give his or her instructions on the proposals.

                         INFORMATION ABOUT PACIFIC LIFE

         Pacific Life, located at 700 Newport Center Drive, Newport Beach, California, 92660, is a stock life insurance company domiciled in California. Pacific Life's operations include both life insurance and annuity products as well as financial and retirement services. As of September 30, 1998, Pacific Life had [$93.9] billion of individual life insurance in force and total admitted assets of approximately [$35.1] billion. Together with its subsidiaries and affiliated enterprises, Pacific Life had total assets and funds under management of $268.5 billion as of September 30, 1998.

         Pacific Life was organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reorganized as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific Life Corp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

                              TRUSTEES AND OFFICERS

         None of the Trustees and officers of the Fund is an officer or employee of Alleghany. As of the Record Date, the officers and Trustees of the Fund as a group beneficially owned less than [1%] of the outstanding shares of the Portfolio.

                        INFORMATION ABOUT THE DISTRIBUTOR

         Pacific Mutual Distributors, Inc. ("PMD"), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Life, serves as the Fund's distributor. PMD receives no remuneration from the Fund for its services.

                             EXPENSES OF THE MEETING

         The cost of the meeting, the preparation, printing and mailing of the enclosed proxy, Notice and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, will be paid by the Alleghany subsidiaries.


                    PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

         The Fund does not intend to hold shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Fund 120 days prior to the Fund's solicitation of proxies relating to such meeting. The persons named as proxies at such a meeting may vote in their discretion with respect to any shareholder proposal submitted after that date.

                                  ANNUAL REPORT

         An Annual Report for the Fund dated December 31, 1998 will be filed with the Securities and Exchange Commission by March 1, 1999 and will be available without charge upon request by calling (800) 800-7681 or by writing the Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

         PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR PROXY PROMPTLY. YOU MAY DO SO EITHER TELEPHONICALLY, ELECTRONICALLY, OR BY MAILING THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.



                                             By order of the Trustees


                                             Audrey L. Milfs
                                             Secretary

                                    Exhibit A
                         PORTFOLIO MANAGEMENT AGREEMENT



         AGREEMENT made this _____ day of __________, 199__ between Pacific Life Insurance Company ("Adviser"), a California corporation, and Blairlogie Capital Management ("Portfolio Manager"), a Scottish (U.K.) limited partnership, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

         WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate portfolios, with each such portfolio representing interests in a separate portfolio; and

         WHEREAS, the Fund currently offers multiple Portfolios, one of which is designated as the Emerging Markets Portfolio, such Portfolio together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

         WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and is registered with and regulated by Investment Managers Regulatory Organization ("IMRO") in the United Kingdom; and

         WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolios pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

         WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolio and the Adviser in the manner and on the terms hereinafter set forth; and

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

         1. Appointment. The Fund and the Adviser hereby appoint Blairlogie Capital Management to act as Portfolio Manager to the Emerging Markets Portfolio ("the Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolio other than the Portfolio, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

         2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolio. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

                  (a) Will (1) manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and
(2) manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

                  (b) In managing the Portfolio or Portfolios, the Portfolio Manager shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto, (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts,
(3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

                  (c) Will: (i) use its best efforts to identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Internal Revenue Code, and (ii) make such determinations and inform the Adviser at least annually, (or more often and by such date(s) as the Adviser shall request), of any stock in a PFIC.

                  (d) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to the Portfolio Manager if it is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are registered as a broker or dealer with the SEC or as a FCM with the CFTC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

                  (e) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

                  (f) Will, in connection with the purchase and sale of securities for the Portfolio, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

                  (g) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

                  (h) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

                  (i) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's portfolio, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

                  (j) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

                  (k) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

                           (i) been  convicted,  in the last ten (10) years,  of
any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

                           (ii) been  permanently  or  temporarily  enjoined  by
reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

                  (l) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolio.

         3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

         4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

                  (a) Expenses of all audits by the Fund's independent public accountants;

                  (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

                  (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

                  (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

                  (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

                  (f) Expenses of obtaining portfolio activity reports for each Portfolio;

                  (g) Expenses of maintaining the Fund's tax records;

                  (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

                  (i) Taxes, if any, levied against the Fund or any of its Portfolios;

                  (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

                  (k) Costs, including the interest expenses, of borrowing money;

                  (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

                  (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

                  (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

                  (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

                  (p) The Fund's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

                  (q) Association membership dues;

                  (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

                  (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

         5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement.
This fee will be computed and accrued daily and payable monthly.

         6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

         7.       Compliance.

                  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

                  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

         8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

         9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

         10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

         11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

         12. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

         13. Liability. Except as provided in Section 14 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

         14.      Indemnification.

                  (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls
("controlling person") the Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

                  (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than a Portfolio Manager Indemnified person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than a PL Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

         15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect from such date until December 31, 1999 and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolio. This Agreement may be terminated:

                  (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

                  (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

                  (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

         However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940 Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 2(i), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

         16.      Use of Name.

                  (a) It is understood that the name "Pacific Life Insurance Company" or "Pacific Life", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

                  (b) It is understood that the name "Blairlogie Capital Management" or "Blairlogie" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolio with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolio. Upon termination of this Agreement between the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

         17. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

         18.      Miscellaneous.

                  (a)  This   Agreement   shall  be  governed  by  the  laws  of
California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                  (b)  The   captions  of  this   Agreement   are  included  for
convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties. Further, if there is a change in the general partner(s) of the Portfolio Manager, the Portfolio Manager will promptly notify the Fund of such change.

                  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.


                                                PACIFIC LIFE INSURANCE
                                                COMPANY


Attest:
By:
Title:                                          Title:


                                                BLAIRLOGIE  CAPITAL MANAGEMENT
                                                By: Blairlogie Holdings Limited,
                                                    Its General Partner

Attest:
By:
Title:                                          Title:


                                                PACIFIC SELECT FUND


Attest:
By:
Title:                                          Title:

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE



Portfolio:  Emerging Markets Portfolio

Fee:

The Adviser will pay to the Portfolio Manager a fee at an annual rate equal to:

         .85% of the first $50 million of the Emerging Markets Portfolio's average daily net assets;

         .75% on the next $50 million of the Emerging Markets Portfolio's average daily net assets;

         .70% on the next $50 million of the Emerging Markets Portfolio's average daily net assets; and

         .65% of the Emerging Markets Portfolio's average daily net assets in excess of $150 million.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

               Voting Instructions - Please Select One Of These Voting Methods:

                                               Vote by Paper Ballot: Please read
                                               your  proxy  statement  and  read
                                               each of the following  proposals.
                                               Vote by  filling in on the ballot
                                               the appropriate box  representing
                                               your vote on each proposal.  Sign
                                               and mail the card in the enclosed
                                               return envelope.

                                               Vote  by  INTERNET:  Please  read
                                               your  proxy  statement  and  read
                                               each of the following  proposals.
                                               Go      to      our      website:
                                               ________________________________
                                               where  you will  use this  ballot
                                               and  the  control  number  listed
                                               below  to vote  on the  proposals
                                               applicable  to the  portfolios in
                                               which you have  invested.  Follow
                                               the on screen directions.  Do not
                                               mail  your  Proxy  Card  when you
                                               vote online.


                                               Vote by  Telephone:  Please  read
                                               your  proxy  statement  and  read
                                               each of the following  proposals.
                                               Dial   our   toll   free   number
                                               1-800-XXX-XXXX where you will use
                                               this   ballot  and  the   control
                                               number  listed  below  to vote on
                                               the  proposals  applicable to the
                                               portfolios   in  which  you  have
                                               invested.  Do not mail your Proxy
                                               Card when you vote by phone.


                                               Your  Control  Number:  123  4567
                                               8901 234



PLEASE VOTE VIA INTERNET
OR BY PHONE OR SIGN, DATE
AND PROMPTLY RETURN YOUR
PROXY IN THE ENCLOSED
ENVELOPE TODAY!



PROXY                                                                     PROXY


                           VOTING INSTRUCTION / PROXY
                               PACIFIC SELECT FUND
                           EMERGING MARKETS PORTFOLIO

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the pertinent separate account, to vote the shares of the Emerging Markets Portfolio of Pacific Select Fund (the "Fund") attributable to his or her Variable Contract at the meeting of shareholders of the Fund, to be held at 10:30 a.m., Pacific Time, on March 19, 1999, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.


                                        NOTE:  All  designated   owners  of  the
                                        Variable   Contract(s)   shown  on  this
                                        voting  instruction must sign hereon. If
                                        as  an  attorney,   executor,   trustee,
                                        guardian   or  in  some   representative
                                        capacity   or   as  an   officer   of  a
                                        corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged:


                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


















                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!



                  Please detach at perforation before mailing.






THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the following Proposal:

                                                  FOR       AGAINST     ABSTAIN


1.   To approve a new portfolio management
     agreement among the Fund (on behalf of
     the (Emerging markets Portfolio),
     Pacific Life, and Blarlogie Capital
     Management






This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instruction from Variable Contract owners.



        PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT
                       IN THE ENCLOSED ENVELOPE PROMPTLY.